EXHIBIT 10.1

AMENDMENT NO. 2 TO LEASE

AGREEMENT made this 28th day of February, 2007, between 100/200 FOXBOROUGH BOULEVARD REALTY TRUST, with its principal address c/o CB Richard Ellis-N E Partners, 380 Westminster Street, Providence, Rhode Island, 02903, hereinafter referred to as Lessor, and Cyberkinetics, Inc., hereinafter referred to as Lessee.

WITNESSETH

That the Lease dated May 9, 2003 (the “Original Lease”), covering certain square feet of rentable floor space at Building Number 100 (Building 100) in the Foxborough Business Center located at 100 Foxborough Boulevard (the original space), Foxborough, Massachusetts, for a term commencing June 1, 2007, and expiring May 31, 2008 between the Lessee and the Trustees of CC&F Foxborough Trust, Whose interest is now vested in the Lessor herein, is hereby amended as follows:

TERM:	Effective June 1, 2007 through May 31, 2008.

PREMISES AREA:	Approximately 7,769 square feet of Rentable Area

PROPORTIONATE
SHARE:	`11.95%

BASE RENT:	6/1/07- 5/31/08 (7,769 sf @ $19.00 psf) $12,300.92 per month $147,611.00 per Year.

BASE YEAR &
BASE TAXES:	2007 actual

ELECTRICITY:	As the building has one electric meter, the Tenant will pay $1.25 psf for its use of electricity for lights and plugs. ($809.27 per month)

LANDLORD’S
WORK:	None

SPACE IMPROVEMENT:	The Tenant will have the option to make modest space improvements at Tenant’s election and sole cost subject to Landlord approval.

RIGHT TO RENEW:	Tenant will have the option to renew for one (1) five (5) year period at fair market value with a 180 day prior written notice to Landlord.

Except as heretofore and hereby amended said Lease Agreement dated February 2003, is in all respects ratified and confirmed.

IN WITNESS WHEREOF, the Lessor has signed and sealed this instrument this 28th day of February, 2007, and the Lessee has signed and sealed this instrument on the 28th day of February, 2007.

In the presence of:	LANDLORD:

	By:	/s/ Charles E. Harlfinger, Trustee
Charles E. Harlfinger, Trustee
and not individually

In the presence of:	TENANT:
Cyberkinetics, Inc.

	By:	/s/ Timothy R. Surgenor
Name: Timothy R. Surgenor
Title: President & CEO